Exhibit 10.31

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

Amendment

No. 5

to

Core Network Contract

GINC-C-08-0400

Server Delta for Media Gateways in the Core Network

Amendment No. 5

This Amendment No.5 to Contract Number # GINC-C-08-0400 (the “Contract” or the “Core Network Contract”) effective as of December 20, 2011 (“Amendment No. 5 Effective Date”) is entered into by and between Ericsson Inc., a Delaware corporation (“Ericsson”) with a place of business at 6300 Legacy Drive, Plano, Texas 75024 and Globalstar, Inc. (“Globalstar”), a Delaware corporation with offices at 300 Holiday Blvd, Covington, LA 70433 (each a “party” and collectively the “parties”).

WHEREAS, the parties entered into the Contract for the delivery of Products and Services with respect to Globalstar’s Second Generation Gateway Core Network Development dated October 1, 2008;

WHEREAS, the parties amended the Contract effective December 1, 2009 to include schedule changes to the original work under contract and to add Lawful Intercept, Session Border Gateway (SBG) Node, Signaling Compression (SigComp), Emergency Services Location (ESL) for Europe and High Penetration Alert (HPA) features as well as Support of Hughes Network Systems, LLC (“Hughes”) Testing (“Amendment No. 1”);

WHEREAS, the parties amended the Contract effective March 30, 2010 to make laboratory equipment available and provide associated support services for the Hughes RAN Testing effort (“Amendment No. 2”);

WHEREAS, the parties amended the Contract effective December 10, 2010 to include the tandem switch to support Globalstar’s first generation gateway in Nigeria (“Amendment No. 3”); and

WHEREAS, the parties amended the Contract effective November, 2011 to include Lawful Intercept Consulting and Roaming Supplementary Services (“Amendment No. 4”); and

WHEREAS, the parties desire to amend the Contract to include the Server Delta for Media Gateways in the Core Network.

NOW, THEREFORE, the following changes and/or additions to the Contract are hereby agreed to by the parties:

1.	The Exhibit A-5, Pricing Schedule, attached hereto, is hereby incorporated into the Contract.
2.	The Exhibit B, Termination Liability Schedule, attached hereto, is hereby incorporated into the Contract.

3.	The Exhibit C, Payment Milestones, is hereby incorporated into the Contract. By incorporation of the attached Exhibit C the parties expressly agree that the payments for the Payment Milestones listed thereon pertaining to Amendment 5 are not subject to the payment deferral set forth in the Letter Agreement dated March 7, 2011.

4.	With respect to Article 10, Prices and Fees of the Contract, the Total Purchase Price is amended to be a firm fixed-price of Twenty Eight Million Seven Hundred Sixty Seven Thousand Nine Hundred Four United States Dollars (US$28,767,904).

Except as amended herein, all terms and conditions of the Contract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties to this Amendment No. 5 have caused their authorized representatives to execute this Amendment No. 5 as of the Amendment No. 5 Effective Date.

ERICSSON INC.		GLOBALSTAR, INC.

By:	/s/ Johan R. Westerberg	By:	/s/ David Milla
Name:	Johan R. Westerberg	Name:	David Milla
Title:	Vice President Sales	Title:	Contracts Coordinator

Attachments:

Exhibit A-5, Pricing Schedule

Exhibit B, Termination Liability Schedule

Exhibit C, Payment Milestones

Exhibit A-5

Contract Amendment No. 5

Server Delta for Media Gateway in the Core Network

Pricing Schedule

[*]

Exhibit B

Contract Amendment No. 5 – December 20, 2011

Replaces Exhibit B – Termination Liability Schedule in Contract GINC-C-08-0400

Termination Liability Schedule – Termination for Convenience

Applicable if Globalstar terminates for convenience pursuant to Article 22

[*]

Exhibit C

Contract Amendment No. 5 – December 20, 2011

Replaces Exhibit C – Milestones in Contract GINC-C-08-0400

Payment Milestones

[*]